SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported) October 28, 1998
                                                 ----------------


       GENERAL ENERGY RESOURCES AND TECHNOLOGY CORPORATION
       ---------------------------------------------------
     (Exact Name of registrant as specified in it's charter)




          Michigan               0-10286          38-2266968
----------------------------   ------------   -------------------
(State of other jurisdiction   (Commission    (IRS Employer
       of incorporation)       File Number)   Identification No.)




Registrant's telephone number, including area code: (616)946-1473
                                                    -------------



        401 W. Front Street, Traverse City, Michigan 49684
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     (Former name and address, if changed since last report)

GENERAL ENERGY
=================================================================
Resources and Technology Corp.                       P.O. Box 232
                                     Traverse City, MI 49685-0232
                                                     616-946-1473
                                                Fax: 616-946-1841




October 28, 1998





JL Stephan Co PC
862 East Eighth Street
Traverse City, MI 49686

Dear Mr. Stephan:

As per our agreement, please be advised that we hereby release your firm from the 1995 audit engagement. We understand that you will accept past payments we have made as payment for work in progress which you performed. In addition, you have agreed to write off the balance we owe you and will not pursue collection on that amount.

Thank you for your assistance.

GENERAL ENERGY RESOURCES AND TECHNOLOGY CORPORATION

H. TERRY SNOWDAY, JR.
----------------------------
H. Terry Snowday, Jr.
President

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